Trust Account and Fair Value Measurement (Details) - Schedule of Fair Values of its Investments are Determined by Level 1 Inputs Utilizing Quoted Prices (Unadjusted) in Active Markets for Identical Assets or Liabilities - USD ($)
	Dec. 31, 2022	Dec. 31, 2021
Carrying Value [Member]
Assets:
Money Market Fund	$ 304,675,000	$ 300,075,000
Total	304,675,000	300,075,000
Quoted Price in Active Markets (Level 1) [Member]
Assets:
Money Market Fund	304,675,000	300,075,000
Total	$ 304,675,000	$ 300,075,000